Exhibit 10.33

FIRST AMENDMENT TO MASTER REPURCHASE AGREEMENT

THIS FIRST AMENDMENT TO MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of December 24, 2019, by and among MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC (“Administrative Agent”), MORGAN STANLEY BANK, N.A., LIBERTY MUTUAL INSURANCE COMPANY, PEERLESS INSURANCE COMPANY, AMERICAN GENERAL LIFE INSURANCE COMPANY, NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA., EAST WEST BANK and MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD LOS ANGELES BRANCH (collectively, “Buyer”) and KREF LENDING V LLC (“Seller”), amends that certain Master Repurchase and Securities Contract Agreement, dated June 27, 2019 by and among Administrative Agent, Buyer and Seller (as amended, modified and/or restated from time to time, collectively, the “Repurchase Agreement”).

RECITALS

WHEREAS, the parties hereto desire to make certain amendments to the Repurchase Agreement as provided herein.

NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

1.           Amendment to the Repurchase Agreement.

(a)        The definition of “Facility Amount” is hereby amended and restated in its entirety as follows:

“Facility Amount” shall mean, as of any date of determination, the lesser of (i) $900,000,000 (as the same may be increased in accordance with Section 9(c)) (ii) the product of (a) the aggregate principal balance of the Purchased Assets as of such date (assuming all future funding under such Purchased Assets has been fully drawn) multiplied by (b) the Maximum Purchase Price Percentage, as such amount in clause (i) or (ii) may be reduced in accordance with Section 9(b) of this Agreement.

(b)        The heading of Section 9 is hereby amended and restated in its entirety as follows: “EXTENSION OF FACILITY TERMINATION DATE; MODIFICATION OF FACILITY AMOUNT”.

(c)        A new Section 9(c) is hereby added to the Repurchase Agreement and shall read in its entirety as follows:

“(c)       Seller shall have a one-time right to request an increase in the Facility Amount by up to $150,000,000.00 by written notice to the Administrative Agent; provided that (i) no Default or Event of Default shall be continuing at the time of such request or on the effective date of such increase, (ii) all of the Buyers provide their prior written consent to such increase, and (iii) no Buyer shall be under any obligation to increase its individual commitment hereunder and any decision whether to increase its commitment shall be in such Buyer’s sole and absolute discretion.  Any increase in the Facility Amount pursuant to this Section 9(c) shall be subject to such pricing terms and such other terms and conditions as Administrative Agent and all Buyers shall determine in their respective sole and absolute discretion which are acceptable to Seller in its sole and absolute discretion.”

2.           Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Repurchase Agreement.

3.           Ratification and Authority.

(a)        Seller hereby represents and warrants that Seller has the power and authority to enter into this Amendment and to perform its obligations under the Repurchase Agreement as amended hereby.

(b)        Administrative Agent hereby represents and warrants that (i) this Amendment and the Repurchase Agreement, as amended by this Amendment, is binding on each Buyer and (ii) no consent of any Person is required for Administrative Agent to execute and deliver this Amendment that has not been obtained..

(c)        Guarantor, by its signature below, hereby approves and consents to the execution by Seller of this Amendment and the modifications to the Repurchase Agreement effected thereby.

4.           Continuing Effect.    Except as expressly amended by this Amendment, the Repurchase Agreement, the Guaranty and the other Transaction Documents remain in full force and effect in accordance with their respective terms.  This Amendment shall not constitute a novation of any Transaction Document but shall constitute modifications thereof.

5.           References to Transaction Documents.     All references to the Repurchase Agreement in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Repurchase Agreement as amended hereby, unless the context expressly requires otherwise.

6.           Governing Law.   This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York without giving effect to the conflict of law principles thereof, except for Sections 5-1401 of the General Obligations Law of the State of New York.

7.           Counterparts.    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

[Signatures appear on the next page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in their names as of the date first above written.

ADMINISTRATIVE AGENT:

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC,
a New York limited liability company, as Administrative Agent on behalf of Buyer

By:	/s/ Anthony Preisano
Name:
Title:

[Signatures continue on following page]

BUYER:

MORGAN STANLEY BANK, N.A., a national banking association

By:	/s/ Matthieu Milgrom
Name:	Matthieu Milgrom
Title:	Authorized Signatory

BUYER:

AMERICAN GENERAL LIFE INSURANCE COMPANY,
a Texas corporation

By: AIG Asset Management (U.S.), LLC, a Delaware limited liability company, its investment adviser

By:	/s/ Joseph Romano
Name:	Joseph Romano
Title:	Managing Director

NATIONAL UNION FIRE INSURANCE
COMPANY OF PITTSBURGH, PA.,
a Pennsylvania corporation

By: AIG Asset Management (U.S.), LLC, a Delaware limited liability company, its investment adviser

By:	/s/ Joseph Romano
Name:	Joseph Romano
Title:	Managing Director

BUYER:

LIBERTY MUTUAL INSURANCE COMPANY,
an insurance company organized under Massachusetts law

By:	Liberty Mutual Group Asset Management Inc., its Adviser

By:	/s/ Christopher J. Felton
Name: Christopher J. Felton
Title: Executive Vice President

PEERLESS INSURANCE COMPANY,
an insurance company organized under New Hampshire law

By:	Liberty Mutual Group Asset Management Inc., its Adviser

By:	/s/ Christopher J. Felton
Name: Christopher J. Felton
Title: Executive Vice President

BUYER:

EAST WEST BANK, a California banking corporation,

By:	/s/ Henry Kwan
Name: Henry Kwan
Title: SVP

BUYER:

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD LOS ANGELES BRANCH

By:	/s/ YiMing Ko
Name: YiMing Ko
Title: SVP & General Manager

SELLER:

KREF LENDING V LLC, a Delaware limited liability company

By:	/s/ Patrick Mattson
Name: Patrick Mattson
Title: Authorized Signatory

GUARANTOR:

KKR REAL ESTATE FINANCE HOLDINGS L.P., a Delaware limited partnership

By: KKR REAL ESTATE FINANCE TRUST INC., its general partner

By:	/s/ Patrick Mattson
Name: Patrick Mattson
Title: Authorized Signatory